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                               ZWEIG SERIES TRUST
                        SUPPLEMENT DATED AUGUST 15, 1997
                       TO THE PROSPECTUS DATED MAY 1, 1997

The prospectus is changed as follows:

1. On page 7 under the heading HOW WE SELECT STOCKS, the entire third paragraph is revised to read as follows:

         For the Zweig Strategy Fund, we select for investment up to 300 highly ranked stocks from 1,400 most liquid stocks that the portfolio manager considers to be comparable to stocks included in the Standard & Poor's 500 Index. These 1,400 stocks have a minimum market capitalization (the total value of their shares) of at least $400 million, and average daily trading volume of 50,000 shares or $425 million of total assets. The Fund may have more than 300 securities positions when taking into account certain other investment techniques discussed below such as "Futures contracts and options" and "Selling short".

2.` On page 11 under the heading SELLING SHORT, the entire paragraph is revised to read as follows:

         SELLING SHORT. ZWEIG CASH FUND MAY NOT SELL SHORT. A fund sells a security, group of securities, future or currency short when we believe their price will decline. We may sell a stock index future short to offset a potential decline in a group of stocks a fund owns. We may make such a short sale if we believe reducing portfolio exposure to changing securities prices can be accomplished better through this method than if the securities themselves were sold. This is intended to be another way of managing a fund's exposure to changing stock or bond prices or to alter its asset mix. To sell a security short, the fund must borrow the security. The fund's obligation to replace the security borrowed and sold short will be fully secured at all times by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the fund's custodian. A fund may not sell short if: (a)the market value of all securities sold short will be more than 25% of the fund's assets, or
         (b)the market value of unlisted securities sold short will be more than 10% of the fund's assets. Selling securities short involves potential risks greater than the value of the security sold short since the price could appreciate (causing a loss) in an amount greater than the value of the security. Also, there is a risk that the market could cause losses simultaneously in securities a fund owns and in other securities sold short.

3. On page 13 under the heading Contingent Deferred Sales Charge (CDSC), item (d) is amended to read as follows:

         from certain retirement plans

4.   On page 14, the following paragraph is added after the second paragraph:

         Class A shares of a Fund are made available to 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") at NAV without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. On such sales, the distributor doesn't make the dealer payment described under Class B shares. For further information see "Retirement Plans" in the Fund's SAI.

5. On page 16, a new sentence is added to the last paragraph in the first column to read as follows:

         With respect to certain retirement plans the distributor may not make dealer payments as described above.



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                               ZWEIG SERIES TRUST
                        SUPPLEMENT DATED AUGUST 15, 1997
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997


The Statement of Additional Information is changed as follows:

         On page 12 under the heading RETIREMENT PLANS, add the following:

         Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of a Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.